As filed with the Securities and Exchange Commission on January 5, 2007
Registration No. 333-137980

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 4
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

HARRIS STRATEX NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	3663	20-5961564
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

c/o Harris Corporation
1025 West NASA Blvd.
Melbourne, Florida 32919
(321) 727-9100

(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Scott T. Mikuen
Secretary
Harris Stratex Networks, Inc.
c/o Harris Corporation
1025 West NASA Blvd.
Melbourne, Florida 32919
(321) 727-9100

(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copies To:

Duncan C. McCurrach Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 (212) 558-4000	Scott T. Mikuen Vice President-Associate General Counsel and Corporate Secretary Harris Corporation 1025 West NASA Blvd. Melbourne, Florida 32919 (321) 727-9100	Juan Otero General Counsel and Assistant Secretary Stratex Networks, Inc. 120 Rose Orchard Way San Jose, California 95134 (408) 943-0777	Bartley C. Deamer Bingham McCutchen LLP 1900 University Avenue East Palo Alto, California 94303 (650) 849-4400

     Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement becomes effective and all other conditions to the merger and the contribution transaction described herein have been satisfied or waived.
     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
      Amendment No. 4 to this registration statement on Form S-4 of Harris Stratex Networks, Inc. (File No. 333-137980) is being filed to amend and restate Exhibit 99.12 previously filed with Amendment No. 3 to this registration statement.

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS
ITEM 21.     Exhibits and Financial Statement Schedules.

(a)	Exhibits
      The following exhibits are filed herewith or incorporated herein by reference unless otherwise indicated:

Exhibit
Number		Description

2.1		Amended and Restated Formation, Contribution and Merger Agreement, dated as of December 18, 2006, among Harris Corporation, Stratex Networks, Inc., Harris Stratex Networks, Inc. and Stratex Merger Corp. (attached as Appendix A to the proxy statement/ prospectus forming a part of this registration statement)*
3.1		Amended and Restated Certificate of Incorporation of Harris Stratex Networks, Inc. (attached as Appendix C to the proxy statement/ prospectus forming a part of this registration statement)
3.2		Amended and Restated Bylaws of Harris Stratex Networks, Inc. (attached as Appendix D to the proxy statement/ prospectus forming a part of this registration statement)
5	.1****	Opinion of Sullivan & Cromwell LLP regarding the legality of securities being registered
8	.1****	Opinion of Bingham McCutchen LLP regarding U.S. federal income tax matters
8	.2****	Opinion of Sullivan & Cromwell LLP regarding U.S. federal income tax matters
10.1		Form of Investor Agreement (attached as Appendix E to the proxy statement/ prospectus forming a part of this registration statement)
10.3		Form of Non-Competition Agreement (attached as Appendix F to the proxy statement/ prospectus forming a part of this registration statement)
10.4		Form of Registration Rights Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 7 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)
10.5		Form of Intellectual Property Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 8 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)
10.6		Form of Trademark and Trade Name License Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 9 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)
10.7		Form of Lease Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 10 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)
10.8		Form of Transition Services Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 11 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)
10.9		Form of Warrant Assumption Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 12 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)

Exhibit
Number	Description

10.10	Form of NetBoss Service Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 14 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)
10.11	Restated Employment Agreement, dated as of May 14, 2002, by and between Stratex Networks, Inc. and Charles D. Kissner (incorporated by reference to Exhibit 10.7 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2003, File No. 000-15895)
10.12	Employment Agreement, dated as of May 16, 2006, by and between Stratex Networks, Inc. and Thomas H. Waechter (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2006, File No. 000-15895)
10.13	First Amendment, dated September 1, 2006, to Employment Agreement, dated as of May 16, 2006, by and between Stratex Networks, Inc. and Thomas H. Waechter (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended September 30, 2006, File No. 000-15895)
10.14	Employment Agreement, dated April 1, 2006, by and between Stratex Networks, Inc. and John Brandt (incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2006, File No. 000-15895)
10.15	Amendment A, dated April 19, 2006, to Employment Agreement, dated April 1, 2006, by and between Stratex Networks, Inc. and John Brandt (incorporated by reference to Exhibit 10.20 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2006, File No. 000-15895)
10.16	Employment Agreement, dated as of May 14, 2002, by and between Stratex Networks, Inc. and Carl A. Thomsen. (incorporated by reference to Exhibit 10.10 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2003, File No. 000-15895)
10.17	Form of Employment Agreement, dated as of May 14, 2002, by and between Stratex Networks, Inc. and John C. Brandt (incorporated by reference to Exhibit 10.11 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2003, File No. 000-15895)
10.18	Form of Employment Agreement, dated as of May 14, 2002, by and between Stratex Networks, Inc. and Paul Kennard (incorporated by reference to Exhibit 10.11 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2003, File No. 000-15895)
10.19	Amendment A, dated April 1, 2006, to Employment Agreement, dated May 14, 2002, by and between Stratex Networks, Inc. and Paul Kennard (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006, File No. 000-15895)
10.20	Amendment B, dated April 1, 2006, to Employment Agreement, dated May 14, 2002, by and between Stratex Networks, Inc. and Paul Kennard (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006, File No. 000-15895)
10.21	Employment Agreement, dated as of April 1, 2006, by and between Stratex Networks, Inc. and Larry Brittain (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006, File No. 000-15895)
10.22	Amendment A, dated April 14, 2006, to Employment Agreement, dated as of April 1, 2006, by and between Stratex Networks, Inc. and Larry Brittain (incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006, File No. 000-15895)

Exhibit
Number		Description

10.23		Amendment B, dated April 14, 2006, to Employment Agreement, dated as of April 1, 2006, by and between Stratex Networks, Inc. and Larry Brittain (incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006, File No. 000-15895)
10	.24****	Form of Lease Agreement between Harris Stratex Networks Canada ULC and Harris Canada, Inc.
10	.25****	Form of Tax Sharing Agreement between Harris Stratex Networks, Inc. and Harris Corporation
10	.26****	Harris Stratex Networks, Inc. 2007 Stock Equity Plan
10	.27****	Amendment to Employment Agreement, effective as of May 2, 2005, by and between Stratex Networks, Inc. and Charles D. Kissner
10	.28****	Amendment to Employment Agreement, Amendment (B), effective as of April 1, 2006, by and between Stratex Networks, Inc. and Charles D. Kissner
10	.29****	Third Amendment to Employment Agreement, dated as of December 15, 2006, by and between Stratex Networks, Inc. and Charles D. Kissner
10	.30****	First Amendment to Employment Agreement, effective as of May 2, 2005, by and between Stratex Networks, Inc. and Carl Thomsen
10	.31****	Amendment to Employment Agreement, Amendment (B), effective as of April 1, 2006, by and between Stratex Networks, Inc. and Carl Thomsen
21	.1****	List of Subsidiaries of Harris Stratex Networks, Inc.
23	.1****	Consent of Ernst & Young LLP, independent registered public accounting firm for the Microwave Communications Division of Harris Corporation
23	.2****	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Stratex Networks, Inc.
24	.1****	Power of Attorney (included on the signature page of the Registration Statement on Form S-4 of Harris Stratex Networks, Inc. filed on October 13, 2006)
99.1		Opinion of Bear, Stearns & Co., Inc. (included as Appendix G to the proxy statement/ prospectus forming a part of this registration statement)
99	.2****	Consent of Bear, Stearns & Co., Inc.
99	.3****	Consents of Sullivan & Cromwell LLP (included in Exhibit 5.1 and Exhibit 8.2)
99	.4****	Consent of Bingham McCutchen LLP (included in Exhibit 8.1)
99	.5****	Consent of Charles D. Kissner
99	.6****	Consent of Eric C. Evans
99	.7****	Consent of William A. Hasler
99	.8****	Consent of Clifford H. Higgerson
99	.9****	Consent of Dr. Mohsen Sohi
99	.10****	Consent of Dr. James C. Stoffel
99	.11****	Consent of Edward F. Thompson
99	.12***	Form of Proxy Card of Stratex Networks, Inc.
The following documents have been furnished to the holders of common stock of Stratex Networks, Inc. with the proxy statement/ prospectus forming a part of this registration statement. Accordingly, Exhibit 99.13 through Exhibit 99.25 are hereby incorporated by reference:

99.13	Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2006 (as filed with the Securities and Exchange Commission on June 14, 2006, File No. 000-15895), as amended by Amendment No. 1 thereto (as filed with the Securities and Exchange Commission on June 20, 2006, File No. 000-15895) (in each case including Exhibit 13.1)

99.14	Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006 (as filed with the Securities and Exchange Commission on August 9, 2006, File No. 000-15895)
99.15	Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended September 30, 2006 (as filed with the Securities and Exchange Commission on November 9, 2006, File No. 000-15895)
99.16	Item 5.02 and Exhibit 99.2 only of the Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on May 18, 2006, File No. 000-15895)
99.17	Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on May 19, 2006, File No. 000-15895)
99.18	Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on August 18, 2006, File No. 000-15895)
99.19	Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on September 6, 2006, File No. 000-15895)
99.20	Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on September 7, 2006, File No. 000-15895)
99.21	Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on September 11, 2006, File No. 000-15895)
99.22	Proxy Statement on Schedule 14A for the 2006 Annual Meeting of Stockholders of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on July 10, 2006, File No. 000-15895)
99.23	Description of common stock of Stratex Networks, Inc. set forth in the Registration Statement on Form 8-A of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on November 1, 1991), as amended by Amendment No. 1 thereto (as filed with the Securities and Exchange Commission on December 27, 1996, File No. 000-15895)
99.24	Second Restated Certificate of Incorporation of Stratex Networks, Inc., filed with the Secretary of State of Delaware on May 7, 2004 (Exhibit 3.1 to the Annual Report on Form 10-K of Stratex Networks, Inc. filed with the Securities and Exchange Commission on May 27, 2004, File No. 000-15895)
99.25	Amended and Restated Bylaws of Stratex Networks, Inc. (Amended and Restated as of May 18, 2006) (Exhibit 99.1 to the Current Report on Form 8-K of Stratex Networks, Inc. filed with the Securities and Exchange Commission on May 18, 2006, File No. 000-15895)

*	Harris Stratex hereby agrees to furnish supplementally a copy of the omitted schedules, disclosure letters and exhibits to the Securities and Exchange Commission upon its request.

**	To be filed by amendment.

***	Filed herewith.

****	Previously filed.

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Melbourne, State of Florida, on this 5th day of January, 2007.

HARRIS STRATEX NETWORKS, INC.

By:	/s/ Scott T. Mikuen

Name: Scott T. Mikuen

Title:	Secretary
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Guy M. Campbell	Chief Executive Officer; Director (Principal Executive Officer)	January 5, 2007

* Sarah A. Dudash	Chief Financial Officer (Principal Financial and Accounting Officer)	January 5, 2007

* Howard L. Lance	Director	January 5, 2007

/s/ Scott T. Mikuen Scott T. Mikuen	Attorney-in-Fact*	January 5, 2007

EXHIBIT INDEX

Exhibit
Number		Description

2.1		Amended and Restated Formation, Contribution and Merger Agreement, dated as of December 18, 2006, among Harris Corporation, Stratex Networks, Inc., Harris Stratex Networks, Inc. and Stratex Merger Corp. (attached as Appendix A to the proxy statement/ prospectus forming a part of this registration statement)*

3.1		Amended and Restated Certificate of Incorporation of Harris Stratex Networks, Inc. (attached as Appendix C to the proxy statement/ prospectus forming a part of this registration statement)

3.2		Amended and Restated Bylaws of Harris Stratex Networks, Inc. (attached as Appendix D to the proxy statement/ prospectus forming a part of this registration statement)

5	.1****	Opinion of Sullivan & Cromwell LLP regarding the legality of securities being registered

8	.1****	Opinion of Bingham McCutchen LLP regarding U.S. federal income tax matters

8	.2****	Opinion of Sullivan & Cromwell LLP regarding U.S. federal income tax matters

10.1		Form of Investor Agreement (attached as Appendix E to the proxy statement/ prospectus forming a part of this registration statement)

10.3		Form of Non-Competition Agreement (attached as Appendix F to the proxy statement/ prospectus forming a part of this registration statement)

10.4		Form of Registration Rights Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 7 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)

10.5		Form of Intellectual Property Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 8 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)

10.6		Form of Trademark and Trade Name License Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 9 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)

10.7		Form of Lease Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 10 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)

10.8		Form of Transition Services Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 11 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)

10.9		Form of Warrant Assumption Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 12 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)

Exhibit
Number	Description

10.10	Form of NetBoss Service Agreement between Harris Stratex Networks, Inc. and Harris Corporation (incorporated by reference to Exhibit 14 to Exhibit 2.1 to the Current Report on Form 8-K of Harris Corporation filed with the Securities and Exchange Commission on September 8, 2006, File No. 001-03863)

10.11	Restated Employment Agreement, dated as of May 14, 2002, by and between Stratex Networks, Inc. and Charles D. Kissner (incorporated by reference to Exhibit 10.7 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2003, File No. 000-15895)

10.12	Employment Agreement, dated as of May 16, 2006, by and between Stratex Networks, Inc. and Thomas H. Waechter (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2006, File No. 000-15895)

10.13	First Amendment, dated September 1, 2006, to Employment Agreement, dated as of May 16, 2006, by and between Stratex Networks, Inc. and Thomas H. Waechter (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended September 30, 2006, File No. 000-15895)

10.14	Employment Agreement, dated April 1, 2006, by and between Stratex Networks, Inc. and John Brandt (incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2006, File No. 000-15895)

10.15	Amendment A, dated April 19, 2006, to Employment Agreement, dated April 1, 2006, by and between Stratex Networks, Inc. and John Brandt (incorporated by reference to Exhibit 10.20 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2006, File No. 000-15895)

10.16	Employment Agreement, dated as of May 14, 2002, by and between Stratex Networks, Inc. and Carl A. Thomsen. (incorporated by reference to Exhibit 10.10 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2003, File No. 000-15895)

10.17	Form of Employment Agreement, dated as of May 14, 2002, by and between Stratex Networks, Inc. and John C. Brandt (incorporated by reference to Exhibit 10.11 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2003, File No. 000-15895)

10.18	Form of Employment Agreement, dated as of May 14, 2002, by and between Stratex Networks, Inc. and Paul Kennard (incorporated by reference to Exhibit 10.11 to the Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2003, File No. 000-15895)

10.19	Amendment A, dated April 1, 2006, to Employment Agreement, dated May 14, 2002, by and between Stratex Networks, Inc. and Paul Kennard (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006, File No. 000-15895)

10.20	Amendment B, dated April 1, 2006, to Employment Agreement, dated May 14, 2002, by and between Stratex Networks, Inc. and Paul Kennard (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006, File No. 000-15895)

Exhibit
Number		Description

10.21		Employment Agreement, dated as of April 1, 2006, by and between Stratex Networks, Inc. and Larry Brittain (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006, File No. 000-15895)

10.22		Amendment A, dated April 14, 2006, to Employment Agreement, dated as of April 1, 2006, by and between Stratex Networks, Inc. and Larry Brittain (incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006, File No. 000-15895)

10.23		Amendment B, dated April 14, 2006, to Employment Agreement, dated as of April 1, 2006, by and between Stratex Networks, Inc. and Larry Brittain (incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006, File No. 000-15895)

10	.24****	Form of Lease Agreement between Harris Stratex Networks Canada UCL and Harris Canada, Inc.

10	.25****	Form of Tax Sharing Agreement between Harris Stratex Networks, Inc. and Harris Corporation

10	.26****	Harris Stratex Networks, Inc. 2007 Stock Equity Plan

10	.27****	Amendment to Employment Agreement, effective as of May 2, 2005, by and between Stratex Networks, Inc. and Charles D. Kissner

10	.28****	Amendment to Employment Agreement, Amendment (B), effective as of April 1, 2006, by and between Stratex Networks, Inc. and Charles D. Kissner

10	.29****	Third Amendment to Employment Agreement, dated as of December 15, 2006, by and between Stratex Networks, Inc. and Charles D. Kissner

10	.30****	First Amendment to Employment Agreement, effective as of May 2, 2005, by and between Stratex Networks, Inc. and Carl Thomsen

10	.31****	Amendment to Employment Agreement, Amendment (B), effective as of April 1, 2006, by and between Stratex Networks, Inc. and Carl Thomsen

21	.1****	List of Subsidiaries of Harris Stratex Networks, Inc.

23	.1****	Consent of Ernst & Young LLP, independent registered public accounting firm for the Microwave Communications Division of Harris Corporation

23	.2****	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Stratex Networks, Inc.

24	.1****	Power of Attorney (included on the signature page of the Registration Statement on Form S-4 of Harris Stratex Networks, Inc. filed on October 13, 2006)

99.1		Opinion of Bear, Stearns & Co., Inc. (included as Appendix G to the proxy statement/ prospectus forming a part of this registration statement)

Exhibit
Number		Description

99	.2****	Consent of Bear, Stearns & Co., Inc.

99	.3****	Consents of Sullivan & Cromwell LLP (included in Exhibit 5.1 and Exhibit 8.2)

99	.4****	Consent of Bingham McCutchen LLP (included in Exhibit 8.1)

99	.5****	Consent of Charles D. Kissner

99	.6****	Consent of Eric C. Evans

99	.7****	Consent of William A. Hasler

99	.8****	Consent of Clifford H. Higgerson

99	.9****	Consent of Dr. Mohsen Sohi

99	.10****	Consent of Dr. James C. Stoffel

99	.11****	Consent of Edward F. Thompson

99	.12***	Form of Proxy Card of Stratex Networks, Inc.
The following documents have been furnished to the holders of common stock of Stratex Networks, Inc. with the proxy statement/ prospectus forming a part of this registration statement. Accordingly, Exhibit 99.13 through Exhibit 9.25 are hereby incorporated by reference:

99.13	Annual Report on Form 10-K of Stratex Networks, Inc. for the Fiscal Year Ended March 31, 2006 (as filed with the Securities and Exchange Commission on June 14, 2006, File No. 000-15895), as amended by Amendment No. 1 thereto (as filed with the Securities and Exchange Commission on June 20, 2006, File No. 000-15895) (in each case including Exhibit 13.1)

99.14	Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended June 30, 2006 (as filed with the Securities and Exchange Commission on August 9, 2006, File No. 000-15895)

99.15	Quarterly Report on Form 10-Q of Stratex Networks, Inc. for the Fiscal Quarter Ended September 30, 2006 (as filed with the Securities and Exchange Commission on November 9, 2006, File No. 000-15895)

99.16	Item 5.02 and Exhibit 99.2 only of the Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on May 18, 2006, File No. 000-15895)

99.17	Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on May 19, 2006, File No. 000-15895)

99.18	Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on August 18, 2006, File No. 000-15895)

99.19	Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on September 6, 2006, File No. 000-15895)

99.20	Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on September 7, 2006, File No. 000-15895)

99.21	Current Report on Form 8-K of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on September 11, 2006, File No. 000-15895)

99.22	Proxy Statement on Schedule 14A for the 2006 Annual Meeting of Stockholders of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on July 10, 2006, File No. 000-15895)

99.23	Description of common stock of Stratex Networks, Inc. set forth in the Registration Statement on Form 8-A of Stratex Networks, Inc. (as filed with the Securities and Exchange Commission on November 1, 1991), as amended by Amendment No. 1 thereto (as filed with the Securities and Exchange Commission on December 27, 1996, File No. 000-15895)

99.24	Second Restated Certificate of Incorporation of Stratex Networks, Inc., filed with the Secretary of State of Delaware on May 7, 2004 (Exhibit 3.1 with the Annual Report on Form 10-K of Stratex Networks, Inc. filed to the Securities and Exchange Commission on May 27, 2004, File No. 000-15895)

99.25	Amended and Restated Bylaws of Stratex Networks, Inc. (Amended and Restated as of May 18, 2006) (Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2006, File No. 000-15895)

*	Harris Stratex hereby agrees to furnish supplementally a copy of the omitted schedules, disclosure letters and exhibits to the Securities and Exchange Commission upon its request.

**	To be filed by amendment.

***	Filed herewith.

****	Previously filed.